Derivative Instruments	12 Months Ended
Dec. 31, 2013
Derivative Instruments
Note 7.	Derivative Instruments

Prior to August 16, 2012, Holdings was a party to a forward starting interest rate swap with a counterparty that had a total notional value of $200 million upon issuance, a start date of July 1, 2011, and a final maturity date of July 1, 2013. Holdings entered into that agreement on November 22, 2010. The counter-party under this forward starting interest rate swap contract paid Holdings variable interest at the three-month LIBOR rate, and Holdings paid the counterparty a fixed interest rate of 1.04%. This forward starting interest rate swap effectively converted the amended term loan into fixed rate debt to the extent of the notional value of the swap contract, in order to manage interest rate risk on the amended term loan. On December 14, 2011, Holdings discontinued the hedge accounting treatment of the swap because the hedged forecasted transaction was no longer probable of occurring. All prospective fair value changes of the derivative were recognized in earnings. On August 16, 2012, Holdings terminated the swap in connection with the repayment of the entire then-outstanding principal amount of the term loan and made a required final swap settlement payment of $1.1 million. Net interest expense incurred on the interest rate swap was $0.7 million and $6.9 million for the years ended December 31, 2012 and 2011, respectively.

See Note 5, “Fair Value Measurements” for information regarding the contingent value rights.

The following tables present gains (losses) recognized on derivative instruments for the year ended December 31, 2013 and 2012:

	Income Statement Classification	For the Year Ended December 31,
		2013		2012		2011
		Gains	Losses	Gains	Losses	Gains	Losses
Contingent value rights	Net gain on the valuation of contingent value rights	$49,570	$—	$—	$—	$—	$—
Interest rate swap	Other non-operating income (loss)	—	—	—	(69)	—	(1,933)

Total		$49,570	$—	$—	$(69)	$—	$(1,933)